Exhibit 99.1

Lumen Technologies, Inc. and Qwest Corporation Announce Commencement of Exchange Offers

and Consent Solicitations and Intention to Delist Notes

DENVER, April 20, 2026 – Lumen Technologies, Inc. (“Lumen,” “us,” “we” or “our”) (NYSE: LUMN) today announced that it, together with Qwest Corporation (“Qwest”), its wholly-owned subsidiary, has commenced offers to exchange (the “Exchange Offers”) the 6.5% Notes due 2056 (CUSIP Number 74913G 881) (the “2056 Notes”) and 6.75% Notes due 2057 (CUSIP Number 74913G 873) (the “2057 Notes” and, together with the 2056 Notes, the “Old Qwest Notes”) issued by Qwest for 6.500% Notes due 2056 (the “New 2056 Notes”) and 6.750% Notes due 2057 (the “New 2057 Notes” and, together with the New 2056 Notes, the “New Qwest Notes”) to be issued by Qwest, respectively, and to be fully and unconditionally guaranteed on an unsecured basis by Lumen, in each case upon the terms and subject to the conditions set forth in the Prospectus (as defined below). In connection with the Exchange Offers, Qwest and Lumen are also soliciting consents to amend the Old Qwest Indentures (as defined below) (the “Consent Solicitations”). The following table sets forth the consideration to be offered to holders of each series of Old Qwest Notes in the Exchange Offers and the Consent Solicitations:

				Exchange Consideration(1)	Early Participation Premium(1)	Early Consent Fee(2)	Early Exchange Consideration(4)
Aggregate Principal Amount ($mm)	Series of Notes Issued by Qwest to be Exchanged (Collectively, the “Old Qwest Notes”)	CUSIP No.	Series of Notes to be Issued by Qwest (Collectively, the “New Qwest Notes”)	New Qwest Notes(3) (principal amount)	New Qwest Notes(3) (principal amount)	Cash	New Qwest Notes(3) (principal amount)	Cash
$977,500,000	6.5% Notes due 2056 (the “2056 Notes”)	74913G 881	6.500% Notes due 2056 (the “New 2056 Notes”)	$24.25	$0.75	$0.0625	$25	$0.0625
$660,000,000	6.75% Notes due 2057 (the “2057 Notes”)	74913G 873	6.750% Notes due 2057 (the “New 2057 Notes”)	$24.25	$0.75	$0.0625	$25	$0.0625

(1)	Consideration per $25 principal amount of Old Qwest Notes validly tendered, subject to any rounding as described in the Prospectus.
(2)

Consideration in the form of a cash payment of $0.0625 per $25 principal amount of the Old Qwest Notes for consents to the Proposed Amendments (as defined below) to the applicable Old Qwest Indenture under which such series of Old Qwest Notes were issued that are validly delivered prior to the Early Participation Date described below and not validly withdrawn.

(3)	The term “New Qwest Notes” in this column refers, in each case, to the series of New Qwest Notes corresponding to the series of Old Qwest Notes of like tenor and coupon.
(4)

Expressed per $25 principal amount of the Old Qwest Notes. Includes the applicable Early Participation Premium (as defined below) and the applicable Early Consent Fee (as defined below) for each series of Old Qwest Notes validly tendered prior to the Early Participation Date described below and not validly withdrawn.

Each New Qwest Note issued in exchange for an Old Qwest Note will have an interest rate and maturity that are the same as the interest rate and maturity of the tendered Old Qwest Note, as well as the same interest payment dates and redemption prices and will accrue interest from and including the most recent interest payment date of the tendered Old Qwest Note. Each of the Exchange Offers will expire immediately following 5 p.m. ET on May 26, 2026, as it may be extended as described in the Prospectus (the “Expiration Date”).

In exchange for each note (or unit) per $25 principal amount of Old Qwest Notes that is validly tendered prior to 5 p.m. ET on May 8, 2026, as it may be extended as described in the Prospectus (the “Early Participation Date”), and not validly withdrawn, holders will be eligible to receive the early exchange consideration set out in the table above (the “Early Exchange Consideration”), which in each case consists of (i) $25 principal amount of the corresponding New Qwest Notes (including the Early Participation Premiums set out in the table above (collectively, the “Early Participation Premium”), which consists of $0.75 principal amount of the corresponding New Qwest Notes and (ii) a cash payment of $0.0625 (an “Early Consent Fee”).

In exchange for each note (or unit) per $25 principal amount of the Old Qwest Notes that is validly tendered after the Early Participation Date but prior to the Expiration Date and not validly withdrawn, holders will be eligible to receive only the exchange consideration set out in the table above (the “Exchange Consideration”), which is equal to the Early Exchange Consideration less the Early Participation Premium and less the Early Consent Fee, and so consists of $24.25 principal amount of the New Qwest Notes.

Qwest will pay the Early Consent Fee on the Settlement Date (as defined in the Prospectus). Holders of Old Qwest Notes for which no consent is delivered prior to the Early Participation Date (or Old Qwest Notes for which a valid consent is delivered, but such consent is revoked prior to the Early Participation Date) will not receive any Early Consent Fee, even though the Proposed Amendments to the Old Qwest Indentures, if they become operative, will bind all holders of the applicable series of Old Qwest Notes, including any transferees of current holders. Other than the Early Participation Premium and the Early Consent Fee given to holders who validly tender (and do not validly withdraw) their Old Qwest Notes prior to the Early Participation Date, no payment will be made for a holder’s consent to the Proposed Amendments to the Old Qwest Indentures.

Tenders of Old Qwest Notes in connection with any of the Exchange Offers may be withdrawn and consents to the Proposed Amendments may be revoked at any time prior to 5 p.m. ET on May 8, 2026, as it may be extended as described in the Prospectus (the “Withdrawal Deadline”), but may not be withdrawn or revoked at any time thereafter. Consents may be revoked prior to the Withdrawal Deadline only by validly withdrawing the associated tendered Old Qwest Notes. A valid withdrawal of tendered Old Qwest Notes prior to the Withdrawal Deadline will be deemed to be a concurrent revocation of the related consent to the Proposed Amendments to the relevant Old Qwest Indenture, and a revocation of a consent to the Proposed Amendments prior to the Withdrawal Deadline will be deemed to be a concurrent withdrawal of the related tendered Old Qwest Notes. Following the Withdrawal Deadline, tenders of Old Qwest Notes may not be validly withdrawn and consents may not be revoked unless Qwest elects in its sole discretion to amend the Exchange Offers and Consent Solicitations to allow such actions or Qwest is otherwise required by law to permit withdrawal. To the extent Qwest elects to allow additional withdrawal rights after the Withdrawal Deadline, Qwest may elect do so without also allowing additional consent revocation rights.

Qwest will pay a soliciting dealer fee of $0.03 for each note (or unit) per $25 principal amount of the Old Qwest Notes that are validly tendered prior to the Expiration Date and not validly withdrawn to retail brokers that are appropriately designated by their tendering holder clients to receive this fee, provided that such fee will only be paid with respect to tenders by holders whose aggregate principal amount of the Old Qwest Notes is $250,000 or less.

In conjunction with the Exchange Offers, Qwest is soliciting consents from holders of each series of the Old Qwest Notes (“Consents”) to certain proposed amendments (the “Proposed Amendments”) to the indentures governing the Old Qwest Notes (the “Old Qwest Indentures”). Holders of Old Qwest Notes that tender such Old Qwest Notes will be deemed to have given Consent to the Proposed Amendments with respect to the Old Qwest Notes. To adopt the Proposed Amendments related to a series of Old Qwest Notes, Qwest must receive Consents from holders representing at least a majority of the outstanding aggregate principal amount of such series of Old Qwest Notes (the “Requisite Consents”). Receipt of the Requisite Consents is not a condition to the consummation of the Exchange Offers.

If the Requisite Consents are received with respect to any series of Old Qwest Notes, assuming the satisfaction or waiver of the conditions to the Exchange Offer described in the Prospectus, a supplemental indenture, giving effect to the Proposed Amendments with respect to the applicable series of Old Qwest Notes, will be executed and become effective on the Settlement Date. Consents to the Proposed Amendments may be revoked at any time prior to the Withdrawal Deadline, but may not be revoked at any time thereafter. Consents may be revoked only by validly withdrawing the associated tendered Old Qwest Notes prior to the Withdrawal Deadline. A valid withdrawal of tendered Old Qwest Notes prior to the Withdrawal Deadline will be deemed to be a concurrent revocation of the related consent to the Proposed Amendments, and a revocation of a consent to the Proposed Amendments prior to the Withdrawal Deadline will be deemed to be a concurrent withdrawal of the related tendered Old Qwest Notes.

Each New Qwest Note issued in exchange for an Old Qwest Note will have an interest rate and maturity that are the same as the interest rate and maturity of the tendered Old Qwest Note, as well as the same interest payment dates and redemption prices. The New Qwest Notes (i) will be senior unsecured obligations of Qwest, will rank senior to obligations to make payments under any of Qwest’s existing and future subordinated debt, and will rank equally in right of payment with Qwest’s obligations to make payments under all of Qwest’s existing and future unsecured and unsubordinated debt; (ii) will be effectively subordinated in right of payment to any of Qwest’s existing and future secured indebtedness to the extent of the value of the assets securing any such indebtedness; and (iii) will be fully and unconditionally guaranteed on an unsecured basis by Lumen.

Lumen has applied to list the New Qwest Notes on the New York Stock Exchange (“NYSE”). If the application is approved, we expect trading in the New Qwest Notes on the NYSE to begin on the original issue date or promptly thereafter.

As part of Qwest simplifying its reporting obligations, Qwest intends to de-list the Old Qwest Notes from the NYSE, de-register the Old Qwest Notes and cease filing reports with the SEC under the Exchange Act, in reliance on Rule 12h-5 under the Exchange Act, subject to Lumen’s periodic reports containing the disclosures required by Rule 13-01 of Regulation S-X. As such, Lumen has also announced its intention to voluntarily delist from the NYSE the Old Qwest Notes and its intention to file a Notification of Removal from Listing on Form 25 on or about April 30, 2026 (the “Form 25”) with the US Securities and Exchange Commission (the “SEC”). As a result, Lumen expects the delisting of the Old Qwest Notes to become effective on or about May 11, 2026, from which time the Old Qwest Notes will no longer be listed on the NYSE.

The description above includes only a summary of certain key terms of the Exchange Offers, Consent Solicitations and the New Qwest Notes. A Registration Statement on Form S-4, including a prospectus and consent solicitation statement forming a part thereof (the “Prospectus”), which is subject to change, relating to the issuance of the New Qwest Notes has been filed with the SEC (the “Registration Statement”). If and when issued, the New Qwest Notes will be registered under the Securities Act of 1933, as amended.

Copies of the Prospectus pursuant to which the Exchange Offers and Consent Solicitations are being made may be obtained from D.F. King & Co., Inc., the information agent and exchange agent for the Exchange Offers and Consent Solicitations. Requests for documentation and questions regarding procedures for tendering the Old Qwest Notes can be directed to D.F. King & Co., Inc. at (800) 755-3105 (for information U.S. Toll-free) or (212) 257-2075 (information for banks and brokers). Questions regarding the terms and conditions of the Exchange Offers and Consent Solicitations should be directed to the dealer manager, Morgan Stanley & Co. LLC, at Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036, Attention: Global Debt Advisory Group, Collect: (212) 761-1057, Toll Free: (800) 624-1808, Email: lmny@morganstanley.com.

The consummation of each Exchange Offer and Consent Solicitation is subject to, and conditioned upon, the satisfaction or, where permitted, waiver of certain conditions, including, among other things, (i) the Registration Statement having been declared effective by the SEC and not being subject to a stop order by the SEC and (ii) the absence of any actual or threatened legal impediment to the acceptance for exchange of, or exchange of, the Old Qwest Notes.

The Exchange Offers and Consent Solicitations are being made only by and pursuant to the terms and subject to the conditions set forth in the Prospectus, which forms a part of the Registration Statement, and the information in this press release is qualified by reference to such Prospectus and the Registration Statement.

This press release is for informational purposes only and is not an offer to buy or sell or the solicitation of an offer to sell with respect to any securities. The solicitation of offers to exchange the Old Qwest Notes for New Qwest Notes is only being made pursuant to the terms of the Exchange Offers. Qwest is not making an offer of New Qwest Notes in any jurisdiction where the Exchange Offers are not permitted, and this press release does not constitute an offer to participate in the Exchange Offers to any person in any jurisdiction where it is unlawful to make such an offer or solicitations.

Holders of the Old Qwest Notes are urged to carefully read the Prospectus before making any decision with respect to the Exchange Offers and Consent Solicitations. None of Lumen, Qwest, the dealer managers, the trustee with respect to any series of Old Qwest Notes, the trustee with respect to any series of New Qwest Notes, the information agent and exchange agent for the Exchange Offers or any affiliate of any of them makes any recommendation as to whether holders of the Old Qwest Notes should exchange their Old Qwest Notes for New Qwest Notes in the Exchange Offers or deliver consents to the Proposed Amendments, and no one has been authorized by any of them to make such a recommendation.

Holders of the Old Qwest Notes must make their own decision as to whether to tender Old Qwest Notes and, if so, the principal amount of Old Qwest Notes to tender.

About Lumen Technologies

Lumen is unleashing the world’s digital potential. We ignite business growth by connecting people, data, and applications – quickly, securely, and effortlessly. As the trusted network for AI, Lumen uses the scale of our network to help companies realize AI’s full potential. From metro connectivity to long-haul data transport to our edge cloud, security, managed service, and digital platform capabilities, we meet our customers’ needs today and as they build for tomorrow. Lumen and Lumen Technologies are registered trademarks of Lumen Technologies, Inc. in the United States.

Forward-Looking Statements

Except for historical and factual information, the matters set forth in this release and other of our oral or written statements identified by words such as “estimates,” “expects,” “anticipates,” “believes,” “plans,” “intends,” and similar expressions are forward-looking statements. These forward-looking statements are not guarantees of future results and are based on current expectations only, are inherently speculative, and are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control. Actual events and results may differ materially from those anticipated, estimated, projected or implied by us in those statements if one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect. Factors that could affect actual results include, but are not limited to: failure of the conditions set forth in the Registration Statement to be satisfied or waived; the possibility that potential debt investors will not be receptive to the Exchange Offers or Consent Solicitations on the terms described above or at all; corporate developments that could preclude, impair or delay the above-described transactions due to restrictions under the federal securities laws; changes in Qwest or Lumen’s credit ratings; changes in the cash requirements, financial position, financing plans or investment plans of Qwest or Lumen or their respective affiliates; changes in general market, economic, tax, regulatory or industry conditions that impact the ability or willingness of Qwest or Lumen or their respective affiliates to consummate the above-described transactions on the terms described above or at all; and other risks referenced from time to time in the filings of Lumen or Qwest with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise. We may change our intentions, strategies or plans (including our plans expressed herein) without notice at any time and for any reason.

Media Contact:	Investor Contact:
Anita J. Gomes Anita.Gomes@lumen.com +1 858-229-8538	Jim Breen, CFA Investor.relations@lumen.com +1 603-404-7003